UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2018

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 19, 2018 Prudential Financial, Inc. (“Prudential” or the “Company”) announced that the Board of Directors (the “Board”) has named Scott G. Sleyster as the Company’s next Executive Vice President and Chief Operating Officer, International Businesses of Prudential effective December 1, 2018. Mr. Sleyster, 58, who has served as the Senior Vice President and Chief Investment Officer of Prudential since 2012, will succeed Charles F. Lowrey, who will become the Company’s next Chief Executive Officer effective December 1, 2018 as previously announced.

The Board also announced that Kenneth Y. Tanji, Senior Vice President and Treasurer since 2013, has been named Executive Vice President and Chief Financial Officer of the Company effective December 1, 2018. Mr. Tanji, 52, will succeed Robert M. Falzon, who will become the Company’s next Vice Chairman effective December 1, 2018 as previously announced.

In connection with the above succession planning changes, the Board took the following compensation actions:

Mr. Sleyster

(1) Effective December 1, 2018, increased Mr. Sleyster’s salary to $700,000; (2) Set his target annual incentive for 2019 at $2,500,000; and (3) Set his target-long term incentive in February 2019 at $3,800,000, for a target total compensation of $7,000,000.

Mr. Tanji

(1) Effective December 1, 2018, increased Mr. Tanji’s salary to $600,000; (2) Set his target annual incentive for 2019 at $1,800,000; and (3) Set his target long-term incentive in February 2019 at $2,600,000, for a target total compensation of $5,000,000.

Item 7.01 Regulation FD Disclosure.

A copy of the Company’s news release relating to today’s announcement is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	News release, dated September 19, 2018 (furnished and not filed).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2018

PRUDENTIAL FINANCIAL, INC.

By:	/s/ Margaret M. Foran
	Name:	Margaret M. Foran
	Title:	Chief Governance Officer, Senior Vice
President and Corporate Secretary